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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 2, 2004

                         ALPHA TECHNOLOGIES GROUP, INC.

               (Exact name of registrant as specified in charter)


    Delaware                           01-14365                  76-0079338
 ---------------                      -----------            -------------------
 (State or other                      (Commission               (IRS Employer
 jurisdiction of                      File Number)           Identification No.)
  incorporation)

          11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049
                    (Address of principal executive offices)

         Registrant's telephone number, including area code 310-566-4005

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      INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1  Press Release issued by Alpha Technologies Group, Inc. dated June 2, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 2, 2004, the registrant issued a press release to report results for its second quarter ended April 25, 2004. This press release is furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                  Alpha Technologies Group, Inc.
                                  ------------------------------
                                  (Registrant)



                              By: /s/ James Polakiewicz
                                  -------------------------------------
Date: June 2, 2004                James Polakiewicz,
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)